UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 4, 2021
(Date of earliest event reported)

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of the Board

By unanimous action of the Board of Directors of Steven Madden, Ltd. (the “Company”), on January 4, 2021, the Board of Directors, upon the recommendation of the Nominating/Corporate Governance Committee, determined to expand the size of the Board from nine members to ten members, such expansion to be effective as of January 4, 2021.

Appointment of New Director

On January 4, 2021, by unanimous action of the Board of Directors of the Company, also upon the recommendation of the Nominating/Corporate Governance Committee, the Board appointed Maria Teresa Kumar to fill the newly-created directorship resulting from the expansion in the size of the Board of Directors from nine members to ten members, such appointment to be effective as of January 4, 2021. Ms. Kumar has been appointed to serve on the Company’s Corporate Social Responsibility Committee.

Ms. Kumar is the President and CEO of Voto Latino, America’s largest Latinx voter registration and advocacy organization, which she co-founded in 2004. She is also a regular on-air contributor for MSNBC. Ms. Kumar serves on the Boards of Emily’s List and the World Economic Forum’s Global Shapers and is a World Economic Forum Young Global Leader and a Council on Foreign Relations Life Member. Ms. Kumar graduated from U.C. Davis with a B.A. in International Affairs and earned her Masters’ in Public Policy from Harvard’s Kennedy School.

The expansion of the Board of Directors and the appointment of Ms. Kumar were effected as part of the Company’s corporate governance planning.

There is no arrangement or understanding between Ms. Kumar and any other person pursuant to which she was selected as a director nor are there any disclosable arrangements under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 7, 2021, the Company issued a press release, furnished as Exhibit 99.1 and incorporated into this Item 7.01 by reference, announcing that the Board of Directors of the Company had appointed Maria Teresa Kumar as a director, effective January 4, 2021.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is intended to be furnished under this Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit	Description

99.1	Press Release, dated January 7, 2021, announcing the appointment of Maria Teresa Kumar as a director of Steven Madden, Ltd.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2021

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chief Executive Officer